UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2010
SANDY SPRING BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-19065	52-1532952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17801 Georgia Avenue, Olney, Maryland 20832
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (301) 774-6400
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On March 18, 2010, Sandy Spring Bancorp, Inc. (the “Company”) announced the pricing of the Company’s underwritten public offering of 6,500,000 shares of its common stock at a price of $13.50 per share. Gross proceeds will be $87,750,000, exclusive of the exercise by the underwriters of their over-allotment option to purchase an additional 975,000 shares.
     The press release announcing the pricing of the stock offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     Exhibits

Number	Description
99.1	Press Release dated March 18, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC. (Registrant)
Date: March 18, 2010	By:	/s/ Ronald E. Kuykendall
Ronald E. Kuykendall
Executive Vice President and General Counsel